                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004



                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934





         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 4, 2001



                           SILICON VALLEY GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                                  0-11348                                94-2264681
(STATE OR OTHER JURISDICTION OF              (COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                                                        IDENTIFICATION NUMBER)




                                 101 METRO DRIVE
                                    SUITE 400
                               SAN JOSE, CA 95110
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (408) 467-5910
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5. OTHER EVENTS

     On May 3, 2001, Silicon Valley Group, Inc. and ASM Lithography Holding N.V. issued a press release announcing that the companies have reached an agreement with the Committee on Foreign Investment in the United States (CFIUS), under the provisions of the Exon-Florio Amendment, to proceed with their previously announced merger. The press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

          EXHIBIT
          NUMBER                              DESCRIPTION
          -------                             -----------
           99.1        Silicon Valley Group, Inc. Press Release issued May 3, 2001

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SILICON VALLEY GROUP, INC.
                                       (Registrant)



Date:  May 4, 2001                     By: /s/ Russell G. Weinstock
                                           -------------------------------------
                                           Russell G. Weinstock
                                           Vice President and
                                           Chief Financial Officer

                                       3

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                                  EXHIBIT INDEX

          EXHIBIT
          NUMBER                              DESCRIPTION
          -------                             -----------
           99.1        Silicon Valley Group, Inc. Press Release issued May 3, 2001

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